                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

    PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported)    June 19, 1996
                                                         ---------------


                        First Equity Properties, Inc.
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            (Exact name of registrant as specified in its charter)


   California                     0-11777                       95-6799846
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(State or other                 (Commission                    (IRS Employer
jurisdiction of                    File                       Identification
incorporation)                     No.)                           Number)


10670 N. Central Expressway, Suite 501, Dallas, Texas               75231
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        (Address of principal executive offices)                 (Zip Code)



     Registrant's telephone number, including area code   (214) 750-5800
                                                          ----------------

                          Wespac Investors Trust III
                        1661 Lincoln Blvd., Suite 400
                        Santa Monica, California 90404
                           Telephone (213) 392-4331

--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 1.       CHANGES IN CONTROL OF REGISTRANT.

       Greenbriar Corporation (formerly Medical Resource Company of America) asserted a creditor claim against Wespac Investors Trust III ("Wespac" or the "Trust") in excess of $1,085,000 in the "Bankruptcy Proceeding" described below which Wespac disputed. Wespac and Greenbriar Corporation agreed to compromise the creditor's claim by granting to Greenbriar Corporation an Allowed Unsecured Claim for the sum of $800,000 which was to be paid through the issuance of "New Common Stock" pursuant to the "Confirmed Plan" described in Item 3 below, which New Common Stock to be issued to Greenbriar Corporation was to constitute 50% of all issued and outstanding New Common Stock in addition to the claim pursuant to the "Zimco" arrangements described below.

       Greenbriar Corporation also claimed ownership of 5,724,692 shares of "Old Common Stock" (the "USREA Stock") which Greenbriar Corporation acquired in May 1995 pursuant to a Stock Purchase Agreement with S. A. Zimco Management, PLC ("Zimco") and John T. Hall, an individual. Wespac had objected to the Proof of Interest filed by Zimco in the Bankruptcy Proceeding with respect to such shares and sought a judicial determination of the true ownership of such shares in certain litigation which was ultimately settled. Pursuant to the Confirmed Plan, Greenbriar Corporation was to reduce its claim to shares acquired from Zimco so that such shares would total no more than 25% of the Allowed Interest in Old Common Stock with Wespac dismissing its objection to the Proof of Interest and recognizing Proof of Interest filed February 1996 by Greenbriar Corporation and Nevada Sea Investments, Inc. ("Nevada Sea") as it related to the 5,724,692 shares originally acquired by Greenbriar Corporation from Zimco for which the holder thereof was to be entitled to receive 25% of the issued and outstanding New Common Stock pursuant to the Confirmed Plan.

       By agreement effective May 12, 1995, Greenbriar Corporation granted an option to Nevada Sea to purchase a judgment from the California Court (the "Judgment") against Wespac and all of Greenbriar Corporation's claim against Wespac in the Bankruptcy Proceeding, which option was in lieu of any other agreement among the parties written or verbal, relating to Wespac (the "Original Option"). As a result of the various negotiations among creditors in the Bankruptcy Proceeding, for the benefit of all future creditors and shareholders of Wespac, Greenbriar Corporation and Nevada Sea rescinded ab initio, as of the time of its original issuance the Original Option; Greenbriar Corporation retained the consideration paid for the Original Option; and at the time of execution of a Letter Agreement dated May 31, 1996, Greenbriar Corporation conveyed to Nevada Sea an undivided 50% interest in and to the Judgment and the Claim which resulted in an undivided interest of 25% out of an aggregate of 50% of the "New Common Stock" of Wespac on a "when issued" basis. As a part of such arrangement, Greenbriar Corporation covenanted and agreed that it would not, without the prior written consent of Nevada Sea, sell or dispose of any of the 25% of total Wespac Shares which Greenbriar Corporation was to receive under the Confirmed Plan.

       Pursuant to the Confirmed Plan, Class 6 consisted of the Allowed Interest of Shareholders in "Old Common Stock" all of which was cancelled on the Effective Date of the Confirmed Plan with one share of beneficial interest of Wespac deemed to be exchanged for each share of Allowed Interest (other than Greenbriar Corporation and Nevada Sea), which former "public shareholders" were then to hold in the aggregate 25% of the new Shares of Beneficial Interest. As a result of the Confirmed Plan, as modified by the "Modification" described below, as of November 29, 1996 there were deemed to be 10,570,944 Shares of Beneficial Interest, no par value, of Wespac available for issuance to shareholders, of which 2,642,736 Shares were issuable to public shareholders (an aggregate of 25% of such shares), 2,642,736 Shares were issuable to Greenbriar Corporation (an aggregate of 25% of such shares), and 5,285,472 Shares were issuable to Nevada Sea (an aggregate of 50% of such Shares). Accordingly, although no shares of beneficial interest of Wespac were actually issued at that time pursuant to the Confirmed Plan, as of at least November 29, 1996, by virtue of Nevada Sea holding the right to receive an aggregate of 50% of the shares of beneficial interest of Wespac, an effective change in control of the issuer occurred.

       On June 19, 1996, two individuals who are also officers of Nevada Sea or one of its affiliates were elected as two of the members of the Board of Trustees of Wespac to fill vacancies created by prior resignations and to ensure that at least three members of the Board of Trustees would exist; such individuals were also elected as the officers of Wespac and are as follows:

                     NAME                                OFFICE
              Karl L. Blaha                President
              F. Terry Shumate             Vice President, Secretary
                                            and Treasurer

In connection with and pursuant to the "Incorporation Procedure" described in Items 3 and 5 below, the three individuals who were the members of the Board of Trustees of Wespac are at all times from and after June 19, 1996 (Karl L. Blaha, Georgie Liebelt and F. Terry Shumate) and the two individuals named above who have been the officers of Wespac, became the corresponding members of the Board of Directors and officers of the California Corporation, as successor to Wespac and of First Equity Properties, Inc., the surviving corporation to the "Merger" described below. By virtue of the one-for-one exchange of shares of beneficial interest for ultimate Common Stock, par value $0.01 per share of First Equity Properties, Inc., each shareholder of Wespac now holds a proportionate interest in First Equity Properties, Inc., with the result being that Nevada Sea owns and holds 50% of the outstanding Shares, Greenbriar Corporation presently owns 25% of the outstanding Shares (but has covenanted with Nevada Sea that it would not sell or dispose of such interest without the consent of Nevada Sea) and the "public shareholders" own and hold an undivided 25% interest of the Shares of First Equity Properties, Inc.


Item 3.       BANKRUPTCY RECEIVERSHIP.

       Wespac, a California real estate investment trust which had its principal executive offices located at 1661 Lincoln Boulevard, Suite 400, Santa Monica, California 90404 at December 31, 1987 and subsequently during 1994 until June 19, 1996 at West 4301 Sunset Highway, Spokane, Washington 99204, was originally formed August 22, 1993. Its last filing with the Securities and Exchange Commission was the filing of a Form 10-K for the fiscal year ended December 31, 1987 (the "1987 10-K"). During January 1988, four of the elected Trustees resigned pursuant to an agreement with U.S. Real Estate Advisors, Inc. ("USREA"), a privately held California corporation, and four new trustees were elected, all of whom were officers of USREA. Also, during January 1988 Wespac entered into certain financing arrangements with USREA and on April 13, 1988 the Trustees who were also officers of USREA caused Wespac to file for protection under Chapter 11 of the United States Bankruptcy Code (the "1988 Reorganization") which resulted in a plan of reorganization approved and confirmed by the Court on March 29, 1989 with certain amendments. The 1988 Reorganization was closed by the Bankruptcy Court on August 21, 1992.

       Wespac acted as a Debtor-in-Possession in the 1988 reorganization which concluded in the Third Amended Plan of Reorganization dated January 24, 1989 (the "1989 Plan"), confirmation of which served to re-vest all assets of the Estate of Wespac, free and clear of all liabilities except those payable under the 1989 Plan. As provided for by that 1989 Plan, USREA exercised its warrants by purportedly forgiving $715,586.50 which Wespac allegedly owed under an Amended Financing Agreement. Wespac then liquidated all real estate assets except a shopping center in Ogden, Utah (later sold) and three hotels located in Spokane, Washington consisted of The Quality Inn-Spokane House, The Quality Inn-Valley, and The Comfort Inn-North (all collectively the "Spokane Properties"). The 1988 Reorganization was closed by the Court on August 21, 1992.

       On January 27, 1994, Wespac again instituted a Chapter 11 bankruptcy proceeding styled In re: Wespac Investors Trust III, Case No. 94-00228-K11, pending in the United States Bankruptcy Court for the Eastern District of Washington (the "Bankruptcy Proceeding"), to seek a restructuring of the assets and liabilities of Wespac, in response to certain litigation that resulted in at
least one judgment.   A plan of reorganization dated March 22, 1996 (as
modified) was confirmed by Order Confirming Plan of Reorganization dated May 15, 1996, entered May 20, 1996 (the "Confirmed Plan"). During the process of consummation of the Confirmed Plan, and on the eve of issuance of the final decree with respect to the Confirmed Plan, and emergence from the Bankruptcy Proceeding, the Board of Trustees of Wespac by motion filed October 29, 1996 sought a modification of the Confirmed Plan which resulted in the entry of an Order from the Court approving the First Modification to Plan of Reorganization (as modified) (the "Modification").

       Pursuant to the Confirmed Plan, Class 6 consisted of the Allowed Interest of former public shareholders in "Old Common Stock," all of which was cancelled on the Effective Date of the Confirmed Plan (June 15, 1996) with one share of beneficial interest of Wespac deemed to be exchanged for each share of Allowed Interest, other than Greenbriar Corporation who were then to hold in the aggregate 25% of the New Shares of Beneficial Interest. After objections to proofs of interest demonstrating an interest in another entity, it was determined that the Allowed Interest of such holders were equivalent to 2,642,236 Shares of Beneficial Interest.

       Also, pursuant to the Confirmed Plan, upon the Effective Date, Greenbriar Corporation reduced its claim to the so-called "USREA Shares" acquired from Zimco to equal 25% of the Allowed Interest (a total of 2,642,736 Shares of Beneficial Interest) and Nevada Sea Investment, Inc. ("Nevada Sea") was deemed to exercise an option to receive all such Shares of Beneficial Interest. In addition, in the compromise of the Wespac Creditors' Claim, Greenbriar Corporation was to receive, pursuant to the Confirmed Plan, 50% of the issued and outstanding Shares of Beneficial Interest, but prior to the Effective Date of the Confirmed Plan, by agreement, Greenbriar Corporation entered into an arrangement pursuant to which Greenbriar Corporation conveyed to Nevada Sea an undivided 50% in and to the creditors' claim resulting in an undivided 25% out of an aggregate of 50% of New Shares of Beneficial Interest of Wespac to be issued, on a "when issued" basis, to Nevada Sea in consideration of cancellation of certain indebtedness. As a result, prior to the implementation of the procedures set forth in the Modification and as of November 29, 1996, there were deemed to be 10,570,944 Shares of Beneficial Interest, no par value of Wespac, available for issuance to Shareholders, of which 2,642,736 Shares were issuable to public shareholders (an aggregate of 25% of such Shares), 2,642,736 Shares were issuable to Greenbriar Corporation (an aggregate of 25% of such Shares) and 5,285,472 Shares of Beneficial Interest were issuable to Nevada Sea (an aggregate of 50% of such Shares).

       In order to ensure that the correct number of Shares are issued to Greenbriar Corporation and Nevada Sea, Wespac and Nevada Sea entered into that certain Share Settlement Agreement dated as of May 31, 1996 (the "Share Settlement Agreement") pursuant to which, in the event it is ultimately determined for whatever reason that either too many or too few Shares have been issued to Nevada Sea and/or Greenbriar Corporation so that either or both hold in excess of or less than the required number of issued and outstanding Shares of Wespac pursuant to the Confirmed Plan and such Shares are issued, Wespac agreed to either issue additional Shares or Nevada Sea (and/or Greenbriar Corporation) are to return to Wespac for cancellation such number of Shares as will make the percentages work out to the required percentages pursuant to the Confirmed Plan.

       Confirmation of the Confirmed Plan (as modified) served to re-vest all assets of the estate in Wespac free and clear of all liabilities except those payable pursuant to the Confirmed Plan. Under the Confirmed Plan, Wespac retained the Spokane Properties and all allowed claims have been provided for or paid. Following completion of the Incorporation Procedure described below, Wespac submitted to the Court a Certificate of Substantial Consummation and requested the entry of a Final Decree on January 24, 1997 to close the Bankruptcy Proceeding.

       The effect of the Modification was to distribute to the shareholders of Wespac a proposal to convert Wespac from a California business trust into a Nevada corporation through the "Incorporation Procedure" described therein, coupled with a change of the name of Wespac. Such proposal was distributed to the shareholders of Wespac who, by November 29, 1996, approved the proposal by a vote in excess of 84% in favor. The Incorporation Procedure was in the process of implementation as of December 16, 1996 which was the date of certification of the results of the balloting to the Court in the Bankruptcy Proceeding.

       A simplified explanation of the "Incorporation Procedure" is that Wespac was incorporated in California pursuant to Section 200.5 of the California Corporation Code under the name Wespac Property Corporation on December 16, 1996 (the "California Corporation") and the California Corporation (as successor to Wespac) was then merged with and into a wholly-owned Nevada subsidiary corporation (the "Merger") on December 24, 1996, with the Nevada Corporation being the survivor to such Merger. The Board of Trustees of Wespac caused the Nevada Corporation to be organized in Nevada under the name First Equity Properties, Inc. by the filing on December 19, 1996 of Articles of Incorporation. Prior to the Merger, such Nevada corporation had no significant business, assets or liabilities of any consequence and no operating history. Under Section 200.5 of the California Corporation Code, which governs the process of incorporating a business trust, following the approval of the affirmative vote of a majority of the outstanding Shares of Beneficial Interest, such existing trust may then file articles of incorporation with a certificate attached, signed by certain officers of that trust stating that the incorporation of the association has been approved by the trustees and the required vote of shareholders and upon the filing of the articles of incorporation pursuant to that section, the resulting California Corporation succeeded automatically all of the rights and properties of Wespac and became subject to all of Wespac's debts and liabilities in the same manner as if the California Corporation had itself incurred them. The current three trustees of Wespac constituted the initial directors of the California Corporation and the Nevada corporation and all rights of creditors and all liens upon the property of Wespac were preserved unimpaired. Any action or proceeding pending by or against Wespac may continue to be prosecuted at judgment, which shall bind the California Corporation or the California Corporation may be proceeded against or substituted in its place. Under Section 200.5(e), filing for record in the office of the county recorder of any county in the State of California in which any of the real property of any such trust is located and a copy of the articles of incorporation certified by the Secretary of State is to evidence record ownership in the California Corporation of all interests of the association in and to the real property located in that county. Following the incorporation of Wespac into the California Corporation, the Merger was accomplished by Articles of Merger and a Plan of Merger filed in the States of California and Nevada on December 24, 1996. The surviving corporation (in this instance First Equity Properties, Inc., the Nevada Corporation) automatically, by operation of law, succeeded to all of the assets, rights, duties, liabilities and obligations of the California Corporation (as successor to Wespac) upon the effectiveness of the Merger on December 24, 1996.

Item 5.       OTHER EVENTS.

       Following a vote of the Shareholders of Wespac in which 84% of the issuable shares approved the Incorporation Procedure described in Item 3 above and in the Modification, the Board of Trustees of Wespac caused the articles of incorporation of Wespac Property Corporation (the California Corporation) to be filed with the Secretary of State of California on December 16, 1996 and caused the filing of articles of incorporation of First Equity Properties, Inc. in the State of Nevada on December 19, 1996. First Equity Properties, Inc. became a wholly-owned subsidiary of the California Corporation which, pursuant to
Section 200.5 of the California Corporation Code, is the successor to Wespac. On December 24, 1996, Articles of Merger of Wespac Property Corporation with and into First Equity Properties, Inc. were filed with and approved by the Secretaries of State of Nevada and California. The surviving corporation to the Merger is First Equity Properties, Inc. which is the ultimate successor-in-interest to Wespac. Following completion of such Merger, the Articles of Incorporation and Bylaws of First Equity Properties, Inc. remain the Articles of Incorporation and Bylaws of the surviving corporation. The directors and officers of First Equity Properties, Inc. immediately prior to the effective time of the Merger remain the directors and officers of the surviving corporation; such directors were also the members of the Board of Trustees of Wespac prior to the commencement of the Incorporation Procedure. Pursuant to the Merger, each share of beneficial interest of Wespac issuable pursuant to the Confirmed Plan, as modified, has been deemed converted into one validly issued, fully paid and nonassessable share of First Equity Properties, Inc. common stock.

Item 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (c) Exhibits. The following are filed herewith as exhibits or incorporated by reference as indicated below:

                  EXHIBIT                            DESCRIPTION OF
                DESIGNATION                              EXHIBIT
                   *2.1           Plan of Reorganization (as modified) dated
                                  March 22, 1996

                   *2.2           First Amended Disclosure Statement (as
                                  modified) dated March 22, 1996

                   *2.3           Order Confirming Plan of Reorganization
                                  dated May 15, 1996 entered May 20, 1996

                   *2.4           First Modification to Plan of Reorganization
                                  (as modified) dated October 29, 1996

                   *2.5 Ex Parte Order Approving Modification to Plan of Reorganization (as modified) entered
                                  October 29, 1996

                   *2.6           Certificate of Substantial Consummation dated
                                  January 21, 1997.

                   *2.7           Final Decree issued by the court on February
                                  11, 1997.






--------------------

     * Filed herewith.

                  EXHIBIT                            DESCRIPTION OF
                DESIGNATION                             EXHIBIT
                   *3.1           Articles of Incorporation of Wespac Property
                                  Corporation as filed with and endorsed by the
                                  Secretary of State of California on December
                                  16, 1996.

                   *3.2           Articles of Incorporation of First Equity
                                  Properties, Inc. filed with and approved by the Secretary of State of Nevada on December
                                  19, 1996.

                   *3.3 Bylaws of First Equity Properties, Inc. as adopted December 20, 1996.

                   *3.4           Agreement and Plan of Merger of Wespac
                                  Property Corporation and First Equity
                                  Properties, Inc. dated December 23, 1996

                   *3.5           Articles of Merger of Wespac Property
                                  Corporation into First Equity Properties,
                                  Inc. as filed with and approved by the
                                  Secretary of State of Nevada December 24,
                                  1996





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
                                   SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated February 15th, 1997                  FIRST EQUITY PROPERTIES, INC.
                                           (Registrant)


                                           By:    /s/ F. TERRY SHUMATE
                                                  ------------------------------
                                                  F. Terry Shumate,
                                                  Vice President, Secretary
                                                  and Treasurer





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
                              INDEX TO EXHIBITS


        EXHIBIT                            DESCRIPTION OF
      DESIGNATION                              EXHIBIT
         *2.1           Plan of Reorganization (as modified) dated
                        March 22, 1996

         *2.2           First Amended Disclosure Statement (as
                        modified) dated March 22, 1996

         *2.3           Order Confirming Plan of Reorganization
                        dated May 15, 1996 entered May 20, 1996

         *2.4           First Modification to Plan of Reorganization
                        (as modified) dated October 29, 1996

         *2.5 Ex Parte Order Approving Modification to Plan of Reorganization (as modified) entered
                        October 29, 1996

         *2.6           Certificate of Substantial Consummation dated
                        January 21, 1997.

         *3.1           Articles of Incorporation of Wespac Property
                        Corporation as filed with and endorsed by the Secretary of State of California on December
                        16, 1996.

         *3.2           Articles of Incorporation of First Equity
                        Properties, Inc. filed with and approved by the Secretary of State of Nevada on December
                        19, 1996.

         *3.3 Bylaws of First Equity Properties, Inc. as adopted December 20, 1996.

         *3.4           Agreement and Plan of Merger of Wespac
                        Property Corporation and First Equity
                        Properties, Inc. dated December 23, 1996

         *3.5           Articles of Merger of Wespac Property
                        Corporation into First Equity Properties,
                        Inc. as filed with and approved by the
                        Secretary of State of Nevada December 24,
                        1996

--------------------

     * Filed herewith.